FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund (“FFC”):

Your Fund performed well during its third fiscal quarter1, delivering +3.5% total return on net asset value2. For the first nine months of fiscal 2014, the Fund’s return on NAV was an impressive +15.9%. While third quarter market performance was -2.1%, year-to-date market performance was +17.1% at August 31st.

U.S. economic growth appears to be running around 3% currently, after averaging just 1.3% in 2014’s first half. Job growth is up, unemployment is down and inflation remains low. The Fed is not filling its monetary punch bowl as quickly as before, but, while it’s always hard to predict what the Fed will do, it probably won’t start to raise short-term interest rates until mid-2015 or later. In contrast, economic growth abroad has slowed, with most developed countries trailing the U.S. recovery and monetary policy in many of those countries is easing further.

Although long-term interest rates in the U.S. will probably rise modestly over coming quarters, we think any upward movement will be limited by moderate GDP growth and strong investor demand for yield. Credit conditions continue to improve for most issuers of preferred securities, as earnings remain healthy and companies continue to build capital. With this backdrop, we believe prospective returns remain attractive for long-term investors.

The Fund’s portfolio benefited from small declines in intermediate and long-term interest rates during the quarter, as well as on-going demand for higher yields of preferred securities. Supply of new issues remains steady—a key measure of market health. From December 2013 through September 2014, U.S. and foreign companies issued 103 new securities in the United States, raising just under $64 billion. Over the same period, issuers redeemed 67 preferred securities totaling $25 billion.

New issue supply was dominated by banks tailoring their capital to meet new regulatory requirements. Large U.S. banks (those deemed to be a systemically important financial institution, or “SIFI”) have issued traditional non-cumulative perpetual preferred stock. Non-U.S. SIFI banks are utilizing a preferred stock variation termed Contingent Convertible Securities, or CoCos. As you know from prior letters, the Fund has not yet purchased any CoCos, but we continue to evaluate them as potential investments.

With foreign economies lagging recovery in the U.S. and foreign banks issuing securities we have not yet been inclined to buy, the portion of the portfolio invested in foreign securities has drifted lower this fiscal year. Through September 30th, this portion declined from 27.3% of the portfolio to 18.7%. We anticipate this rate could fall further through more issuer redemptions.

As we discussed last quarter, another portfolio trend is a continued shift to “fixed-to-float” securities. These have coupons that are fixed for an initial period, typically five or ten years. Afterwards, coupons float based on a formula set at issuance. Prices on floating rate issues typically are less sensitive to changes in benchmark interest rates; this effect has spilled over to fixed-to-float preferred securities as well. If long-term

[1]	June 1, 2014—August 31, 2014
[2]	Following methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

interest rates begin to rise, as we expect they will eventually, these securities should tend to outperform issues with fixed-for-life coupons, all other things being equal. This fiscal year through September 30th, the portion of the portfolio in this structure increased from 47.9% to 54.5%. We continue to look for opportunities to add fixed-to-float holdings. Although these issues yield a bit less than many fixed-for-life securities, and thus may reduce portfolio income at the margin, we believe owning fixed-to-float securities is prudent and consistent with our interest-rate outlook.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for current information on preferred-securities markets, the Fund and the broader economy.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

October 1, 2014

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$19.88

Market Price	$19.28

Discount	3.02%

Yield on Market Price	8.46%

Common Stock Shares Outstanding	43,534,859

Moody’s Ratings*	% of Net Assets†

A	3.9%

BBB	56.3%

BB	31.4%

Below “BB”	2.2%

Not Rated**	5.2%

Below Investment Grade***	19.7%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.0%.
***	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.5%

JPMorgan Chase	4.7%

MetLife	4.4%

Banco Santander, S.A.	4.1%

HSBC PLC	3.9%

M&T Bank Corporation	3.7%

Wells Fargo & Company	3.6%

Fifth Third Bancorp	3.5%

Axis Capital Holdings Ltd	2.9%

XL Group PLC	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	55%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	38%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.9%
	Banking — 43.8%
4,500	Astoria Financial Corp., 6.50% Pfd., Series C	$110,391	*
2,046,320	Banco Santander, 10.50% Pfd., Series 10	52,593,493	**(3)
	Barclays Bank PLC:
390,600	Barclays Bank PLC, 7.10% Pfd.	10,026,702	**(3)
23,000	Barclays Bank PLC, 7.75% Pfd., Series 4	593,860	**(3)
522,100	Barclays Bank PLC, 8.125% Pfd., Series 5	13,532,832	**(1)(3)
48,000	BB&T Corporation, 5.625% Pfd., Series E	1,153,032	*(1)
	Citigroup:
631,500	Citigroup, Inc., 6.875% Pfd., Series K	17,096,284	*(1)(2)
526,657	Citigroup, Inc., 7.125% Pfd., Series J	14,662,131	*(1)(2)
56,900	City National Corporation, 6.75% Pfd., Series D	1,594,338	*
	CoBank ACB:
53,520	CoBank ACB, 6.125% Pfd., Series G, 144A****	4,892,065	*
60,000	CoBank ACB, 6.25% Pfd., 144A****	6,245,628	*(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
38,100	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	928,687	*
1,667,391	Fifth Third Bancorp, 6.625% Pfd., Series I	45,772,384	*(1)(2)
	First Horizon:
3,730	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	2,763,347	*
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	10,820,000
642,800	First Niagara Financial Group, Inc., 8.625% Pfd.	18,295,052	*(1)
99,000	First Republic Bank, 6.70% Pfd.	2,598,998	*(1)
	Goldman Sachs Group:
$390,000	Goldman Sachs, 5.70%, Series L	404,585	*
100,000	Goldman Sachs, 6.375% Pfd., Series K	2,599,000	*
	HSBC PLC:
$4,400,000	HSBC Capital Funding LP, 10.176%, 144A****	6,622,000	(1)(2)(3)
776,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	20,876,340	**(1)(3)
$850,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	860,497
$580,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	587,723	(1)(2)
516,426	HSBC USA, Inc., 6.50% Pfd., Series H	13,201,140	*(1)
	ING Groep NV:
355,000	ING Groep NV, 6.375% Pfd.	9,002,800	**(3)
125,000	ING Groep NV, 7.05% Pfd.	3,212,688	**(3)
116,054	ING Groep NV, 7.20% Pfd.	2,994,367	**(3)
230,000	ING Groep NV, 7.375% Pfd.	5,968,500	**(1)(3)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
56,600	JPMorgan Chase & Company, 5.50% Pfd.	$1,309,724	*
$5,450,000	JPMorgan Chase & Company, 6.00%, Series R	5,616,225	*(1)
198,000	JPMorgan Chase & Company, 6.70% Pfd., Series T	5,110,380	*(1)(2)
$11,789,000	JPMorgan Chase & Company, 6.75%, Series S	12,717,384	*(1)(2)
$32,000,000	JPMorgan Chase & Company, 7.90%, Series I	35,560,000	*(1)
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	19,535,500	**(1)(2)(3)
	M&T Bank Corporation:
$16,750,000	M&T Bank Corporation, 6.450%, Series E	18,090,000	*(1)
$29,323,000	M&T Bank Corporation, 6.875%, Series D, 144A****	30,083,844	*(1)(2)
	Morgan Stanley:
$1,400,000	Morgan Stanley, 5.45%, Series H	1,426,250	*
193,400	Morgan Stanley, 6.875% Pfd., Series F	5,223,734	*(1)(2)
298,300	Morgan Stanley, 7.125% Pfd., Series E	8,340,915	*(1)(2)
1,007,360	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	27,922,810	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	10,467,338	(1)(3)
27,213	Regions Financial Corporation, 6.375% Pfd., Series B	689,850	*
	Royal Bank of Scotland:
12,500	Royal Bank of Scotland Group PLC, 6.40% Pfd., Series M	311,125	**(3)
25,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	625,750	**(3)
309,500	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	7,947,960	**(1)(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,072,228
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	11,607,317
454,500	State Street Corporation, 5.90% Pfd., Series D	11,854,496	*(1)
107,166	SunTrust Banks, Inc., 5.875% Pfd.	2,558,588	*
216,000	US Bancorp, 6.50% Pfd., Series F	6,311,844	*
	Wells Fargo:
339,095	Wells Fargo & Company, 5.85% Pfd.	8,858,857	*
402,925	Wells Fargo & Company, 6.625% Pfd., Series R	11,338,310	*
$6,314,000	Wells Fargo & Company, 7.98%, Series K	7,166,390	*
646,500	Wells Fargo & Company, 8.00% Pfd., Series J	19,071,750	*(1)
	Zions Bancorporation:
20,000	Zions Bancorporation, 6.30% Pfd., Series G	518,750	*
$9,000,000	Zions Bancorporation, 7.20%, Series J	9,537,300	*(1)(2)
519,842	Zions Bancorporation, 7.90% Pfd., Series F	14,555,576	*(1)

		565,491,709

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 1.3%
$7,900,000	General Electric Capital Corp., 7.125%, Series A	$9,326,400	*(1)
	HSBC PLC:
315,808	HSBC Finance Corporation, 6.36% Pfd., Series B	7,939,887	*(1)

		17,266,287

	Insurance — 26.2%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,734,850	(1)(2)(3)
200,000	Allstate Corp., 6.625% Pfd., Series E	5,240,300	*
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,355,500	(1)
615,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	16,551,187	**(1)(3)
71,206	Aspen Insurance Holdings Ltd., 5.95% Pfd.	1,843,523	**(3)
	AXA SA:
$3,315,000	AXA SA, 6.379%, 144A****	3,613,350	**(1)(2)(3)
$2,750,000	AXA SA, 8.60% 12/15/30	3,724,545	(3)
1,375,718	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	37,230,368	**(1)(3)
560,250	Delphi Financial Group, 7.376% Pfd., 05/15/37	14,041,266	(1)(2)
140,902	Endurance Specialty Holdings, 7.50% Pfd., Series B	3,707,484	**(3)
$20,869,000	Everest Re Holdings, 6.60% 05/15/37	22,042,881	(1)(2)
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	55,252,080	(1)(2)
	MetLife:
$16,612,000	MetLife, Inc., 10.75% 08/01/39	26,994,500	(1)(2)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,885,625	(1)(2)
$18,250,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	26,599,375	(1)(2)
150,299	PartnerRe Ltd., 7.25% Pfd., Series E	4,035,528	**(1)(3)
438,500	Principal Financial Group, 6.518% Pfd., Series B	11,428,406	*(1)
	Prudential Financial:
$4,906,000	Prudential Financial, Inc., 5.625% 06/15/43	5,286,215	(1)(2)
$3,900,000	Prudential Financial, Inc., 5.875% 09/15/42	4,199,910	(1)(2)
	QBE Insurance:
$12,140,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	13,219,926	(1)(3)
	The Travelers Companies:
$4,877,500	USF&G Capital, 8.312% 07/01/46, 144A****	6,703,651	(1)(2)
$9,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	12,451,104	(1)(2)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	17,977,394	(1)(2)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	XL Group PLC:
$36,150,000	XL Capital Ltd., 6.50%, Series E	$35,020,312	(1)(3)

		338,139,280

	Utilities — 15.3%
56,025	Alabama Power Company, 6.45% Pfd.	1,505,672	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,015,625	*(1)
15,000	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	1,524,844	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	16,342,410	(1)(2)
$13,662,000	Dominion Resources, Inc., 7.50% 06/30/66	14,816,439	(1)(2)
279,975	Entergy Arkansas, Inc., 6.45% Pfd.	7,113,129	*(1)
110,000	Entergy Louisiana, Inc., 6.95% Pfd.	11,017,193	*(1)
164,400	Georgia Power Company, 6.50% Pfd., Series 2007A	17,955,571	*(1)
98,800	Indianapolis Power & Light Company, 5.65% Pfd.	10,361,650	*
225,000	Integrys Energy Group, Inc., 6.00% Pfd.	5,927,063	(1)(2)
	Nextera Energy:
$16,970,000	FPL Group Capital, Inc., 6.65% 06/15/67	17,362,754	(1)(2)
$3,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	3,427,819	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,857,106	(1)(2)
$22,900,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	22,777,256	(1)(2)
	PPL Corp:
$17,680,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	18,042,210	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	24,732,669	(1)(2)
197,500	Southern California Edison, 6.50% Pfd., Series D	20,990,557	*(1)

		197,769,967

	Energy — 2.7%
$2,510,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	2,447,250
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	32,205,000	(1)(2)

		34,652,250

	Real Estate Investment Trust (REIT) — 3.8%
	Duke Realty Corp.:
87,533	Duke Realty Corp, 6.50% Pfd., Series K	2,202,549
99,063	Duke Realty Corp, 6.60% Pfd., Series L	2,492,059

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
27,745	Equity CommonWealth, 7.25% Pfd., Series E	$704,723
	Kimco Realty Corporation:
7,000	Kimco Realty Corporation, 5.50% Pfd., Series J	163,800
261,000	Kimco Realty Corporation, 6.90% Pfd., Series H	6,879,960	(1)(2)
	National Retail Properties:
263,818	National Retail Properties, Inc., 5.70% Pfd., Series E	6,224,469	(1)(2)
49,884	National Retail Properties, Inc., 6.625% Pfd., Series D	1,321,053
	PS Business Parks:
22,000	PS Business Parks, Inc., 5.70% Pfd., Series V	526,515
30,000	PS Business Parks, Inc., 5.75% Pfd., Series U	718,200
55,000	PS Business Parks, Inc., 6.00% Pfd., Series T	1,365,650
241,391	PS Business Parks, Inc., 6.45% Pfd., Series S	6,199,524	(1)(2)
105,000	PS Business Parks, Inc., 6.875% Pfd., Series R	2,751,000	(1)(2)
592,130	Realty Income Corporation, 6.625% Pfd., Series F	15,561,176	(1)(2)
28,057	Regency Centers Corporation, 6.625% Pfd., Series 6	752,559
33,506	Weingarten Realty Investors, 6.50% Pfd., Series F	857,502

		48,720,739

	Miscellaneous Industries — 0.8%
105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	9,571,638	*
48,000	Stanley Black & Decker, Inc., 5.75% Pfd., 07/25/52	1,203,000	(1)(2)

		10,774,638

	Total Preferred Securities (Cost $1,150,128,523)	1,212,814,870

Corporate Debt Securities — 4.7%
	Banking — 1.7%
$13,952,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	17,966,674	(1)(2)
123,800	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	3,040,838
28,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	749,000

		21,756,512

	Financial Services — 0.3%
122,439	Affiliated Managers Group, Inc., 6.375% 08/15/42	3,128,500	(1)(2)
4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	426,286	(4)(5)††

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Financial Services — (Continued)
30,586	Raymond James Financial, 6.90% 03/15/42	$830,792	(1)(2)

		4,385,578

	Insurance — 1.3%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	16,338,591	(1)(2)

		16,338,591

	Energy — 0.7%
$6,717,000	Energy Transfer Partners LP, 8.25% 11/15/29	9,613,478	(1)

		9,613,478

	Real Estate Investment Trust (REIT) — 0.1%
40,000	Equity CommonWealth, 7.50% 11/15/19	822,400

		822,400

	Communication — 0.3%
161,060	Qwest Corporation, 7.375% 06/01/51	4,212,122

		4,212,122

	Miscellaneous Industries — 0.3%
	Pulte Group Inc.:
$3,550,000	Pulte Homes, Inc., 7.875% 06/15/32	4,020,375	(1)(2)

		4,020,375

	Total Corporate Debt Securities (Cost $48,923,765)	61,149,056

Common Stock — 0.2%
	Banking — 0.1%
54,740	CIT Group, Inc.	2,625,330		*

		2,625,330

	Insurance — 0.1%
240,577	WMI Holdings Corporation, 144A****	661,587	*†

		661,587

	Total Common Stock (Cost $23,031,471)	3,286,917

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
747,635	T-Fund, Institutional Class	$747,635

	Total Money Market Fund (Cost $747,635)	747,635

Total Investments (Cost $1,222,831,394***)	98.9%		1,277,998,478

Other Assets And Liabilities (Net)	1.1%		13,741,143

Total Managed Assets	100.0%	‡	$1,291,739,621

Loan Principal Balance			(426,375,000)

Total Net Assets Available To Common Stock			$865,364,621

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2014, these securities amounted to $254,708,372 or 19.7% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $751,747,065 at August 31, 2014.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $396,953,722 at August 31, 2014.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2014.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2013 through August 31, 2014 (Unaudited)

Value
OPERATIONS:
Net investment income	$53,090,753
Net realized gain/(loss) on investments sold during the period	29,434,124
Change in net unrealized appreciation/(depreciation) of investments	39,575,616

Net increase in net assets resulting from operations	122,100,493

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(55,156,728)

Total Distributions to Common Stock Shareholders	(55,156,728)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	1,172,932

Net increase in net assets available to Common Stock resulting from Fund Share Transactions	1,172,932

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$68,116,697

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$797,247,924
Net increase in net assets during the period	68,116,697

End of period	$865,364,621

(1)

These tables summarize the nine months ended August 31, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2013 through August 31, 2014 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.34

INVESTMENT OPERATIONS:
Net investment income	1.22
Net realized and unrealized gain/(loss) on investments	1.59

Total from investment operations	2.81

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.27)

Total distributions to Common Stock Shareholders	(1.27)

Net asset value, end of period	$19.88

Market value, end of period	$19.28

Common Stock shares outstanding, end of period	43,534,859

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	8.52	%*
Operating expenses including interest expense	1.39	%*
Operating expenses excluding interest expense	0.88	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	19	%**
Total managed assets, end of period (in 000’s)	$1,291,740
Ratio of operating expenses including interest expense to total managed assets	0.92	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.59	%*

(1)

These tables summarize the nine months ended August 31, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.1800	$18.08	$17.50	$17.75
January 31, 2014	0.1360	18.40	17.92	18.02
February 28, 2014	0.1360	18.74	18.49	18.69
March 31, 2014	0.1360	18.97	19.23	18.97
April 30, 2014	0.1360	19.22	19.89	19.22
May 30, 2014	0.1360	19.61	20.12	19.61
June 30, 2014	0.1360	19.72	19.60	19.67
July 31, 2014	0.1360	19.66	19.00	18.82
August 29, 2014	0.1360	19.88	19.28	19.37

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2014, the aggregate cost of securities for federal income tax purposes was $1,254,844,974, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $111,102,338 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $87,948,834.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

• Level 1	–	quoted prices in active markets for identical securities
• Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$565,491,709	$469,879,772	$95,559,287	$52,650
Financial Services	17,266,287	17,266,287	—	—
Insurance	338,139,280	236,274,813	101,864,467	—
Utilities	197,769,967	59,576,285	138,193,682	—
Energy	34,652,250	32,205,000	2,447,250	—
Real Estate Investment Trust (REIT)	48,720,739	48,720,739	—	—
Miscellaneous Industries	10,774,638	1,203,000	9,571,638	—
Corporate Debt Securities
Banking	21,756,512	3,789,838	17,966,674	—
Financial Services	4,385,578	3,959,292	—	426,286
Insurance	16,338,591	—	16,338,591	—
Energy	9,613,478	—	9,613,478	—
Real Estate Investment Trust (REIT)	822,400	822,400	—	—
Miscellaneous Industries	4,020,375	—	4,020,375	—
Communication	4,212,122	4,212,122	—	—

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Banking	$2,625,330	$2,625,330	$—	$—
Insurance	661,587	661,587	—	—
Money Market Fund	747,635	747,635	—	—

Total Investments	$1,277,998,478	$881,944,100	$395,575,442	$478,936

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board of Directors and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/13	$535,696	$52,650	$483,046
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(56,760)	—	(56,760)
Purchases	—	—	—
Sales	—	—	—
Transfer in	—	—	—
Transfer out	—	—	—
Balance as of 08/31/14	$478,936	$52,650	$426,286

For the nine months ended August 31, 2014 total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(56,760).

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/14	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt
Securities	426,286	Bankruptcy recovery	Credit/Structure-specific recovery	7% - 11% (9%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly Report

August 31, 2014

www.preferredincome.com